UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐      Soliciting Material Pursuant to §240.14a-12

AMC Networks Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! AMC NETWORKS INC. 2021 Annual Meeting Vote by June 15, 2021 11:59 PM ET. For shares held in a Plan, vote by June 13, 2021 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 D44067-P55372-Z79776 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2021 10:00 a.m., EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMCX2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following nominees as Directors: 01) Leonard Tow 02) David E. Van Zandt For 03) Carl E. Vogel 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on stockholder proposal regarding voting standards for director elections Against 5. Vote on stockholder proposal regarding a policy on our dual class structure Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44068-P55372-Z79776

Your Vote Counts! AMC NETWORKS INC. 2021 Annual Meeting Vote by June 15, 2021 11:59 PM ET. For shares held in a Plan, vote by June 13, 2021 11:59 PM ET. AMC NETWORKS INC. 11 PENN PLAZA NEW YORK, NY 10001 D44069-Z79777 You invested in AMC NETWORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 16, 2021 10:00 a.m., EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMCX2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following nominees as Directors: 01) William J. Bell 06) Thomas C. Dolan For 02) Charles F. Dolan 07) Brian G. Sweeney 03) James L. Dolan 08) Vincent Tese 04) Kristin A. Dolan 09) Aidan J. Dolan 05) Patrick F. Dolan 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on stockholder proposal regarding voting standards for director elections Against 5. Vote on stockholder proposal regarding a policy on our dual class structure Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D44070-Z79777